Exhibit 99.1

Range Resources Corporation Announces Merger With Memorial Resource Development Corp.

FORT WORTH, TX — (Marketwired) — 05/16/16 — RANGE RESOURCES CORPORATION “Range” (NYSE: RRC) and MEMORIAL RESOURCE DEVELOPMENT CORP. “MRD” (NASDAQ: MRD) announced today a definitive merger agreement under which Range will acquire all of the outstanding shares of common stock of MRD in an all-stock transaction valued at $4.4 billion. This valuation includes the assumption of MRD’s net debt, which was $1.1 billion as of March 31, 2016.

Jeff Ventura, Range’s CEO, said, “This is an exciting announcement that brings together two high-quality unconventional producers with large de-risked, high-return projects into one portfolio. This acquisition will give Range strategic positioning in both the Appalachian and Gulf Coast regions, providing greater marketing capabilities and opportunities, with added beneficial exposure to growing natural gas demand. The transaction is also accretive to our cash flow, bolsters our credit profile and enhances the overall portfolio. Like Range, the MRD team has a strong culture and track record of safe and efficient operations. We look forward to adding their talents and capabilities to our company, strengthening one of the top overall technical teams in the industry. We believe this combination will create significant value for our existing and new shareholders.”

Jay Graham, MRD’s CEO, stated, “This transaction combines two complementary companies with a deep, stacked pay portfolio of assets in two leading unconventional resource basins. The cash flow from our strong asset base and the all-stock nature of the transaction will allow our shareholders to benefit from the combined assets. I am confident the combined team, strong balance sheet and premier assets are well-positioned for further success and shareholder value creation.”

Under the definitive agreement, MRD shareholders will receive 0.375 shares of Range common stock for each share of MRD common stock held. Based on the Range closing price on May 13, 2016, the transaction has an implied value to MRD shareholders of $15.75 per share, representing a 17% premium to the closing price of MRD stock. Following the transaction, shareholders of MRD are expected to own approximately 31% of the outstanding shares of Range. MRD will have the right to nominate an independent director from MRD to a seat on Range’s Board.

The Boards of Directors of both companies have unanimously approved the terms of the agreement, and have recommended that both shareholder groups approve the transaction. Completion of the transaction is subject to the approval of the respective companies’ shareholders, certain regulatory approvals and customary closing conditions. The transaction is expected to close in the second half of 2016.

Range will host a conference call on May 16, 2016, at 9:00 a.m. Eastern Time to discuss the transaction. To participate in the call, please dial 877-407-0778 and ask for the Range Resources Announcement conference call. A replay of the call will be available through May 23, 2016. To access the phone replay, please dial 877-660-6853 and enter the conference ID 13637859. A simultaneous webcast of the call and slides summarizing the terms of the merger may be accessed at www.rangeresources.com.

Credit Suisse Securities (USA) LLC acted as exclusive financial advisor and Sidley Austin LLP acted as legal advisor to Range for the transaction. Morgan Stanley & Co LLC and Barclays Capital Inc. acted as financial advisors and Vinson & Elkins LLP and Akin Gump Strauss Hauer & Feld LLP acted as legal advisor to MRD and Natural Gas Partners, respectively.

RANGE is a leading independent oil and natural gas producer with operations focused in stacked-pay projects in the Appalachian Basin. Range is headquartered in Fort Worth, Texas. More information about Range can be found at www.rangeresources.com.

MRD is an independent natural gas and oil company engaged in the acquisition, exploration and development of natural gas and oil properties in North Louisiana. For more information about MRD, please visit MRD’s website at www.memorialrd.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed business combination between Range and MRD.

In connection with the proposed transaction, Range intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Range and MRD that also constitutes a prospectus of Range. Each of Range and MRD also plan to file other relevant documents with the SEC regarding the proposed transactions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. Any definitive joint proxy statement/prospectus(es) for Range and/or MRD (if and when available) will be mailed to shareholders of Range and/or MRD, as applicable.

INVESTORS AND SECURITY HOLDERS OF RANGE AND MRD ARE URGED TO READ THE PROXY STATEMENT(S), REGISTRATION STATEMENT(S), PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Range and MRD, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Range will be available free of charge on Range’s internet website at http://www.rangeresources.com or by contacting Range’s Investor Relations Department by email atlsando@rangeresources.com, damend@rangeresources.com, mfreeman@rangeresources.com, or by phone at 817-869-4267. Copies of the documents filed with the SEC by MRD will be available free of charge on MRD’s internet website at http://www.memorialrd.com or by phone at 713-588-8339.

Range, MRD and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of MRD is set forth in MRD’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016.

Information about the directors and executive officers of Range is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 14, 2016. These documents can be obtained free of charge from the sources indicated above.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Range or MRD using the sources indicated above.

Forward Looking Statements

This press release contains certain “forward-looking statements” within the meaning of federal securities laws, including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect Range’s and MRD’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” ““plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this press release that are not historical statements, including statements regarding the expected timetable for completing the proposed transaction, benefits and synergies of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction; the combined company’s plans, objectives, future opportunities for the combined company and products, future financial performance and operating results and any other statements regarding Range’s and MRD’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond Range’s or MRD’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required votes of Range’s or MRD’s shareholders; the timing to consummate the proposed transaction; satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Range and MRD; the effects of the business combination of Range and MRD, including the combined company’s future financial condition, results of operations, strategy and plans; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; expected synergies and other benefits from the proposed transaction and the ability of Range to realize such synergies and other benefits; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; changes in the demand for or price of oil and/or natural gas can be significantly impacted by weakness in the worldwide economy; consequences of audits and investigations by government agencies and legislative bodies and related publicity and potential adverse proceedings by such agencies; compliance with environmental laws; changes in government regulations and regulatory requirements, particularly those related to oil and natural gas exploration; compliance with laws related to income taxes and assumptions regarding the generation of future taxable income; weather-related issues; changes in capital spending by customers; delays or failures by customers to make payments owed to us; impairment of oil and natural gas properties; structural changes in the oil and natural gas industry; and maintaining a highly skilled workforce. Range’s and MRD’s respective reports on Form 10-K for the year ended December 31, 2015, Form 10-Q for the quarter ended March 31, 2016, recent Current Reports on Form 8-K, and other SEC filings discuss some of the important risk factors identified that may affect these factors and Range’s and MRD’s respective business, results of operations and financial condition. Range and MRD undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Range Resources Corporation

Investor Contacts:

Laith Sando

Vice President — Investor Relations

817-869-4267

lsando@rangeresources.com

David Amend

Investor Relations Manager

817-869-4266

damend@rangeresources.com

Michael Freeman

Senior Financial Analyst

817-869-4264

mfreeman@rangeresources.com

Media Contact:

Matt Pitzarella

Director of Corporate Communications

724-873-3224

mpitzarella@rangeresources.com

www.rangeresources.com

Memorial Resource Development Corp.

Investor Contacts:

Andrew J. Cozby

Senior Vice President & Chief Financial Officer

713-588-8340

dcozby@memorialrd.com

Hays Mabry

Senior Manager, Investor Relations

713-588-8339

ir@memorialrd.com

www.memorialrd.com

Source: Range Resources Corporation

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